UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2010

BIOVEST INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	00-11480	41-1412084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 2, 2010, Biovest International, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with JMS Holdings, LLC (“Landlord”) for continued use and occupancy of the Company’s existing facility in Minneapolis, Minnesota. The Lease has an initial term of ten (10) years, with provisions for extensions thereof, and will allow the Company to continue and to expand its operations in the Minneapolis facility which it has occupied for over 25 years. The Lease also contains provisions regarding a strategic collaboration whereby Landlord has agreed to construct certain improvements to the leased premises to allow the Company to perform GMP manufacturing of biologic products in the Minneapolis facility, with the costs of the construction to be amortized over the term of the Lease. In connection with this strategic agreement, the Company issued to Landlord a warrant (the “Warrant”) to purchase up to one million shares of the Company’s common stock, vesting 60 days from the date of issuance, with an initial exercise price of $1.21 per share and a term which ends five years from the earlier to occur of (i) the date that the shares underlying the warrant become registered (the Company has agreed to file a registration statement including the shares underlying the Warrant within one year of the date of issuance) or (ii) the date that the shares become otherwise freely-tradable pursuant to Rule 144. Resale of the underlying shares is subject to restrictions pursuant to Rule 144 and certain agreed lock-up provisions. A copy of the Lease and the Warrant are attached hereto as Exhibits 10.1 and 10.2, respectively.

The offer, sale, and issuance of the Company’s warrant in the above-described transaction were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, as they were made without any form of general solicitation to sophisticated parties with full access to all material information relating to the securities issued.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature and such statements are referred to as “forward-looking statements.” The forward-looking statements in this Form 8-K include statements about our product development programs, our BiovaxID® product and potential future market opportunity. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Biovest’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
President and General Counsel

Date: December 8, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Lease Between Biovest International, Inc. and JMS Holdings, LLC dated December 2, 2010

10.2	Common Stock Purchase Warrant Issued by Biovest International, Inc. to James Stanton dated December 2, 2010

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